EXHIBIT 99.1
SCHEDULE I
     The following documents (hereinafter collectively referred to as the “N308DE Documents”) have been provided in this filing: (a) First Amendment to Participation Agreement (N308DE), dated as of February 14, 2011, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein (filed as Exhibit 4.12), (b) First Amendment to Indenture and Security Agreement (N308DE), dated as of February 14, 2011, between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee (filed as Exhibit 4.13) and (c) Series 2010-2B (N308DE) Equipment Note No. 1, dated February 14, 2011 (filed as Exhibit 4.14).
     The corresponding documents with respect to each other Funded Aircraft listed below are substantially identical in all material respects to the N308DE Documents, with the following exceptions: (1) conforming changes have been made to reflect the appropriate United States registration number of each aircraft (i.e., N591NW, N592NW, N593NW, N378NW, N811NW, N917DN, N918DH, N919DN, N310DE, N708DN and N853NW), the appropriate model of each aircraft (i.e., Boeing 757-351, Airbus A320-211, Airbus A330-323 and McDonnell Douglas MD-90-30), the appropriate generic model of each aircraft (i.e., BOEING 757-300, AIRBUS A320, AIRBUS A330 and McDONNELL DOUGLAS MD-90-30) and the FAA conveyance number and recording date; (2) the description and original principal amount of the equipment notes set forth on Schedule I to each Participation Agreement Amendment and Indenture Amendment differ; (3) the maturity of the Series A Equipment Notes set forth on Schedule I to each Participation Agreement Amendment and Indenture Amendment differ; and (4) conforming changes have been made to each Series B Equipment Note issued to reflect the original principal amount of such Series B Equipment Note.

(1)(a)	First Amendment to Participation Agreement (N591NW), dated as of February 14, 2011, among Delta, the Pass Through Trustees, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.

(1)(b)	First Amendment to Indenture and Security Agreement (N591NW), dated as of February 14, 2011, between Delta and the Loan Trustee.

(1)(c)	Series 2010-2B (N591NW) Equipment Note No. 1, dated February 14, 2011.

(2)(a)	First Amendment to Participation Agreement (N592NW), dated as of February 14, 2011, among Delta, the Pass Through Trustees, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.

(2)(b)	First Amendment to Indenture and Security Agreement (N592NW), dated as of February 14, 2011, between Delta and the Loan Trustee.

(2)(c)	Series 2010-2B (N592NW) Equipment Note No. 1, dated February 14, 2011.

(3)(a)	First Amendment to Participation Agreement (N593NW), dated as of February 14, 2011, among Delta, the Pass Through Trustees, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.

(3)(b)	First Amendment to Indenture and Security Agreement (N593NW), dated as of February 14, 2011, between Delta and the Loan Trustee.

(3)(c)	Series 2010-2B (N593NW) Equipment Note No. 1, dated February 14, 2011.

(4)(a)	First Amendment to Participation Agreement (N378NW), dated as of February 14, 2011, among Delta, the Pass Through Trustees, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.

(4)(b)	First Amendment to Indenture and Security Agreement (N378NW), dated as of February 14, 2011, between Delta and the Loan Trustee.

(4)(c)	Series 2010-2B (N378NW) Equipment Note No. 1, dated February 14, 2011.

(5)(a)	First Amendment to Participation Agreement (N811NW), dated as of February 14, 2011, among Delta, the Pass Through Trustees, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.

(5)(b)	First Amendment to Indenture and Security Agreement (N811NW), dated as of February 14, 2011, between Delta and the Loan Trustee.

(5)(c)	Series 2010-2B (N811NW) Equipment Note No. 1, dated February 14, 2011.

(6)(a)	First Amendment to Participation Agreement (N917DN), dated as of February 14, 2011, among Delta, the Pass Through Trustees, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.

(6)(b)	First Amendment to Indenture and Security Agreement (N917DN), dated as of February 14, 2011, between Delta and the Loan Trustee.

(6)(c)	Series 2010-2B (N917DN) Equipment Note No. 1, dated February 14, 2011.

(7)(a)	First Amendment to Participation Agreement (N918DH), dated as of February 14, 2011, among Delta, the Pass Through Trustees, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.

(7)(b)	First Amendment to Indenture and Security Agreement (N918DH), dated as of February 14, 2011, between Delta and the Loan Trustee.

(7)(c)	Series 2010-2B (N918DH) Equipment Note No. 1, dated February 14, 2011.

(8)(a)	First Amendment to Participation Agreement (N919DN), dated as of February 14, 2011, among Delta, the Pass Through Trustees, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.

(8)(b)	First Amendment to Indenture and Security Agreement (N919DN), dated as of February 14, 2011, between Delta and the Loan Trustee.

(8)(c)	Series 2010-2B (N919DN) Equipment Note No. 1, dated February 14, 2011.

(9)(a)	First Amendment to Participation Agreement (N310DE), dated as of February 14, 2011, among Delta, the Pass Through Trustees, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.

(9)(b)	First Amendment to Indenture and Security Agreement (N310DE), dated as of February 14, 2011, between Delta and the Loan Trustee.

(9)(c)	Series 2010-2B (N310DE) Equipment Note No. 1, dated February 14, 2011.

(10)(a)	First Amendment to Participation Agreement (N708DN), dated as of February 14, 2011, among Delta, the Pass Through Trustees, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.

(10)(b)	First Amendment to Indenture and Security Agreement (N708DN), dated as of February 14, 2011, between Delta and the Loan Trustee.

(10)(c)	Series 2010-2B (N708DN) Equipment Note No. 1, dated February 14, 2011.

(11)(a)	First Amendment to Participation Agreement (N853NW), dated as of February 14, 2011, among Delta, the Pass Through Trustees, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.

(11)(b)	First Amendment to Indenture and Security Agreement (N853NW), dated as of February 14, 2011, between Delta and the Loan Trustee.

(11)(c)	Series 2010-2B (N853NW) Equipment Note No. 1, dated February 14, 2011.